                                                                   Exhibit 23.03


                    CONSENT OF KPMG LLP, INDEPENDENT AUDITORS

The Board of Directors
GlobalCast Communications, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/ KPMG LLP


Mountain View, California
June 28, 2000